Exhibit 99.2

Non-Binding Proposal – Debt-for-Equity Exchange

The following Non-Binding Proposal is preliminary and for discussion purposes only. This Non-Binding Proposal is not binding and does not constitute a commitment to make any preferred equity or other investment. This Non-Binding Proposal does not present many of the terms, conditions, covenants, representations, warranties and other provisions that will be contained in the definitive legal documentation for the transactions contemplated thereby. Those matters that are not covered or made clear herein are subject to mutual agreement of the parties.

Opportunity to convert $259,260,000 of Washington Prime Group, L.P. (“WPG” or “Parent”) unsecured bonds into a $175,000,000 preferred equity investment in the Preferred Equity Issuing Vehicle (as described below) (the “Investment”). The Preferred Equity Issuing Vehicle will be a limited liability company in which a bankruptcy remote single purpose subsidiary of WPG (“WPG SPE”) will be the managing member and common equity holder and the existing bondholders that elect to acquire the Investment (collectively, the “Preferred Equity Interest Holders”) will be the holders, either directly or indirectly (through the Feeder Fund described in (and as such term is defined in) Exhibit A attached hereto), of the preferred equity interest. WPG SPE shall cause the 51% equity interest held by subsidiaries of WPG in 4 unconsolidated joint ventures (collectively, the “Joint Venture”) with affiliates of O’Connor Capital Partners (“O’Connor”) to be contributed to the Preferred Equity Issuing Vehicle in accordance with a sequence of formation steps that is acceptable to WPG and the ad hoc group of Preferred Equity Interest Holders (the “Group”), which is anticipated to involve the steps identified in the outline attached hereto as Exhibit A and depicted on the diagrams attached hereto as Exhibit B. The Joint Venture owns the assets described on Exhibit C (the “Properties”).

The terms of the Investment would be as follows:

Investment Amount:	$175,000,000 fully funded at closing

Structure:

The Investment shall be structured as preferred equity investment in the Preferred Equity Issuing Vehicle. The Preferred Equity Issuing Vehicle shall not be authorized to issue any equity interests to any person that are prior to or on a parity with the Investment.

Preferred Equity Issuing Vehicle:

A newly formed bankruptcy remote single purpose entity, the sole members of which shall be WPG SPE, the Preferred Equity Interest Holders [(including the Feeder Fund, as described in the outline attached hereto as Exhibit A and depicted on the diagrams attached hereto as Exhibit B)], and the activities of which shall be limited to the ownership, management, administration, disposition and other dealings with respect to the direct or indirect interest it holds in the Joint Venture.[1]

Feeder Fund

As more fully described in Exhibit A and Exhibit B, the Feeder Fund shall be formed to be one of the Preferred Equity Interest Holders, as the entity through which existing bondholders that are foreign investors (or funds in which foreign investors have invested) would have the opportunity to participate (as the preferred equity interest holders in the Feeder Fund) in the Investment. The organizational documents for the Feeder Fund are anticipated to include terms and provisions (and rights in relation to the Feeder Fund and the Preferred Equity Issuing Vehicle, on the part of the preferred equity interest holders therein) that are materially consistent with the terms and provisions (and rights in relation to the Preferred Equity Issuing Vehicle, on the part of the Preferred Equity Interest Holders therein) to be included in the organizational documents for the Preferred Equity Issuing Vehicle itself, except for changes in tax-related provisions due to the treatment of the Feeder Fund as a corporation for income tax purposes. A newly formed bankruptcy remote single purpose entity, directly or indirectly owned and controlled by Parent and similar to WPG SPE, referred to in Exhibit A and Exhibit B as “Feeder MM,” shall be the managing member/ general partner of the Feeder Fund.

1 NTD:  Whether Preferred Equity Issuing Vehicle should hold all Joint Venture interests directly or through disregarded SPEs deserves discussion.

WPG SPE:

A newly formed bankruptcy remote single purpose entity, directly or indirectly owned and controlled by Parent that shall directly own, upon the consummation of the Investment, 100% of the common equity interests in the Preferred Equity Issuing Vehicle and shall be the managing member of the Preferred Equity Issuing Vehicle.

Preferred Holder Rights:

Consistent with facilities of this type in the current market including but not limited to the following:

(i)     provided that O’Connor has consented thereto, in the consent to be delivered pursuant to the documentation described under “Anticipated Closing Date” below, rights to prevent forfeiture of the interests of the Joint Venture in the Properties (including rights to cure/cause the Joint Venture to cure defaults under underlying mortgage loans or ground leases, provided such cure rights do not infringe upon the rights of O’Connor under the Joint Venture agreements) or forfeiture or dilution of the interests of the Preferred Equity Issuing Vehicle in the Joint Venture (including rights to contribute capital to meet capital calls (and to cause the Preferred Equity Issuing Vehicle to issue capital calls) under Joint Venture agreements and rights to overcome a “Material Default” (as defined in the Joint Venture agreements) for which O’Connor has initiated its rights to remove the Preferred Equity Issuing Vehicle as the general partner of the Joint Venture, by electing to remove WPG SPE as the manager of the Preferred Equity Issuing Vehicle, and to replace it with an entity reasonably acceptable to O’Connor (so as to preserve the Preferred Equity Issuing Vehicle as the general partner of the Joint Venture)). If the Preferred Equity Interest Holders fund any amounts to avoid such dilution or forfeiture, or otherwise fund any amounts that WPG SPE is required to contribute to the Preferred Equity Issuing Vehicle, the amounts so funded shall be deemed to be a loan to the Preferred Equity Issuing Vehicle (any such loan is referred to herein as a “Protective Loan”), shall bear interest at a rate equal to the sum of the Coupon Rate plus the PIK Rate (each as hereinafter defined) plus five percent (5%) per annum, and such Protective Loan shall be repaid from the next Capital Event Distributions or Operating Distributions (each as hereinafter defined) received by the Preferred Equity Issuing Vehicle, prior to any distributions to the members;

(ii)     in addition to the rights set forth in “Rights Upon Failure to Redeem by Year 7 or Certain Other Events,” below, rights to remove WPG SPE as the managing member of the Preferred Equity Issuing Vehicle (and to exercise certain special voting and approval rights over certain matters to be set forth in the governance documents for the Preferred Equity Issuing Vehicle) in the event of (a) a Default (to be defined in the definitive Preferred Equity Issuing Vehicle governance documents), (b) a Material Default, (c) misappropriation, fraud, criminal conduct, waste or other “bad acts” (as such term is commonly understood in the commercial real estate industry) by WPG SPE or any of its affiliates or the occurrence of any WPG Insolvency Event (as hereinafter defined), or (d) the failure of the accrued preferred return at the Coupon Rate to be paid on the Investment for two (2) or more consecutive quarterly periods or four (4) or more quarterly periods (whether or not consecutive).

(iii)     to the extent not included in the approved budget or business plan for any particular real property, approval rights over asset sales, recapitalization, major capital improvements, acquisitions of additional properties, financing for the Joint Venture or its subsidiaries (including the restructuring of any existing financing) that does not comply with the limitations on leverage that are provided for herein or with financing parameters to be provided for in the governance documents for the Preferred Equity Issuing Vehicle that will incorporate, among other mutually agreeable terms, the terms set forth in Exhibit D attached hereto, and other major decisions under the governance documents for the Preferred Equity Issuing Vehicle (whether such decisions relate to the Joint Venture or its subsidiaries or relate to the Preferred Equity Issuing Vehicle). The exact decisions to which such approval rights shall apply shall be negotiated during the due diligence period;

(iv) rights on the part of the Preferred Equity Interest Holders to elect to participate in the acquisition opportunities that are provided to the Preferred Equity Issuing Vehicle through the “ROFO” and “Forced Sale” provisions of the Joint Venture agreements (and provisions of the governance documents for the Preferred Equity Issuing Vehicle will address certain consequences of such elections). In connection with the Investment, the “Lockout Date” under the Joint Venture documentation shall be reset to August 30, 2024 (provided that O’Connor has consented thereto, in the consent to be delivered pursuant to the documentation described under “Anticipated Closing Date” below)’’’’’[2]. The Investment documentation will provide certain rights and protections to the Preferred Equity Interest Holders should WPG SPE cause the Preferred Equity Issuing Vehicle to exercise its rights as a result of such acquisition opportunities but fail to fund the amounts required from it or otherwise perform the obligations required to be performed by it in order to consummate any such acquisition (including, without limitation, rights on the part of the Preferred Equity Interest Holders to fund Protective Loans the proceeds of which will be used to fund such amounts or perform such obligations). Under no circumstances shall WPG SPE have rights to cause the Preferred Equity Issuing Vehicle to initiate either the “ROFO” process or the “Forced Sale” process under any Joint Venture agreement (or otherwise consent to any sale or disposition of a Property or interest therein pursuant to any Joint Venture agreement), except (1) in connection with an arm’s length, third party transaction with a purchase price that would result in a distribution to the Preferred Equity Interest Holders of an amount equal to the Minimum Release Amount (as hereinafter defined), which may be comprised of a combination of the Capital Event Distributions received by the Preferred Equity Issuing Vehicle therefrom and funds contributed by WPG SPE to the Preferred Equity Issuing Vehicle equal to the amount of the deficiency (the “MRA Deficiency”) calculated by subtracting (a) the sum of the Capital Event Distributions from the applicable sale or disposition in question, plus all outstanding Release Deficiency Amounts as of the date of determination, from (b) the Minimum Release Amount, (2) only if, as a condition to the execution of any purchase and sale contract with respect to the sale or disposition of a Property or interest therein, WPG SPE posts a deposit in the amount of the MRA Deficiency with a third-party escrow agent reasonably acceptable to the Preferred Equity Interest Holders, and (3) unless, upon the consummation of such process, the Preferred Equity Interest Holders shall be entitled to receive (and in fact receive) an amount (but not in excess of the entire then-unredeemed Investment together with all accrued unpaid preferred return at the Coupon Rate and the PIK Rate and all applicable Minimum Preferred Return, as hereinafter defined) equal to the sum of (A) the greater of (I) the Capital Event Distributions received by the Preferred Equity Issuing Vehicle from the proceeds of such process or (II) the Minimum Release Amount (as hereinafter defined) for such Property (or interest) to be sold pursuant to such process plus (B) the outstanding MRA Deficiency as of the date of determination, or such lesser amount as the Preferred Equity Interest Holders may elect to receive in their sole discretion. The “Release Redemption Amount” for any Property shall be an amount equal to one hundred ten percent (110%) of the portion of the Investment that is allocable to such Property, in accordance with the allocation schedule that is attached hereto as Exhibit E. The “Minimum Release Amount” for a Property at any time shall equal the Release Redemption Amount for such Property together with all accrued unpaid preferred return at the Coupon Rate and the PIK Rate at such time and all applicable Minimum Preferred Return, as hereinafter defined, calculated on the same basis as if such Release Redemption Amount were being paid to the Preferred Equity Interest Holders in partial redemption of their Investment. If O’Connor shall initiate the “Forced Sale” process under any Joint Venture agreement, and the amount actually distributed to the Preferred Equity Interest Holders in Capital Event Distributions realized therefrom is less than the Minimum Release Amount for such Property (or interest) (but only if, in the case of the Forced Sale of any one or more of the Properties that are not Core Property Interests, the amount of such deficiency, when calculated on a cumulative basis with all prior such deficiencies with respect to Properties that are not Core Property Interests, would exceed $5,000,000), such deficiency is referred to herein as a “Forced Sale Deficiency.” The Core Property Interests shall consist of the Properties or interests therein held by the Joint Venture comprising Town Center Crossing & Plaza (Leawood, Kansas), Scottsdale Quarter (Scottsdale, Arizona), Pearlridge Center (Aiea, Hawaii) and Polaris Fashion Place (Columbus, Ohio). The Capital Event Distributions arising from the sale of a Property (or interest therein), whether pursuant to the Forced Sale process or otherwise, shall be applied in the following order of priority: (I) first, to pay the principal balance of and accrued but unpaid interest on any Protective Loan that is outstanding until all sums outstanding with respect to such Protective Loan are paid in full; (II) second, to pay all accrued unpaid preferred return at the Coupon Rate with respect to the Release Redemption Amount with respect to such Property; (III) third, to pay all accrued unpaid preferred return at the PIK Rate with respect to such Release Redemption Amount; (IV) fourth, to pay the Minimum Preferred Return (as hereinafter defined), if applicable, with respect to such Release Redemption Amount; (V) fifth, in redemption of the portion of the Investment that is equal to the Release Redemption Amount for such Property (or interest); and (VI) sixth, to pay the Release Deficiency Amount (as hereinafter defined) that then remains unpaid with respect to any other Property (or interest) that has therefore been sold; and (VII) seventh, the remainder, pari passu, to pay the accrued but unpaid preferred return at the Coupon Rate on the additional portion of the Investment to be redeemed through the payment required under this clause (VII), the accrued but unpaid preferred return at the PIK Rate on the additional portion of the Investment to be redeemed through the payment required under this clause (VII), the Minimum Preferred Return (if applicable) on the additional portion of the Investment to be redeemed through the payment required under this clause (VII), and in redemption of such additional portion of the Investment as may be redeemed using the remainder of the proceeds of such Capital Event Distributions. The provisions of this paragraph relating to the payment of a Minimum Release Amount in connection with the sale of a Property or the distribution of Capital Event Distributions in connection with the sale of a Property shall not apply to a sale or disposition that exclusively involves the interest of O’Connor in a Property or in the subsidiary of the Joint Venture that owns such Property, rather than the Joint Venture’s or such subsidiary’s entire interest in a Property. As used herein, a “Release Deficiency Amount” shall mean, with respect to any Property (or interest) that has been sold, the Forced Sale Deficiency with respect to such Property that then remains outstanding, which amount shall bear a preferred return at the sum of the Coupon Rate and the PIK Rate from the date of such sale until the full amount of such Forced Sale Deficiency plus all preferred return accrued thereon has been paid in full;

2 NTD:  Per previous discussion between HL and WPG, the Group will be looking for a discussion with O’Connor prior to the finalization of documentation and, in particular, regarding the lock out dates and any intention that O’Connor may have to exercise the forced sale rights over the next few years.  If O’Connor is unwilling to reset the Lockout Dates as provided for in this non-binding proposal, then, the Group will need to consider other alternative solutions, based on the rights that WPG has under the Joint Venture agreements, that would neutralize to the extent possible the possibility that forced sale rights could be exercised before the Properties have had a chance to stabilize in a post-COVID 19 environment.  Notwithstanding any other rights the Group may have in the definitive Preferred Equity Issuing Vehicle governance documents, to the extent O’Connor does not agree to extend the Lockout Dates in each Joint Venture, WPG agrees that the Preferred Equity Interest Holders may cause WPG to exercise any veto rights, buyout rights, etc. that would block the forced sale of any applicable asset for which O’Connor exercises (or could exercise) forced sale rights under the Joint Ventures through the end of 2024.

(v)     rights to designate a representative of the Preferred Equity Interest Holders who shall have rights to participate (in an observer capacity) in regular quarterly or special meetings under the Joint Venture agreements (including the meetings of the boards of REIT subsidiaries);

(vi)    the same rights as do the partners in the Joint Venture to receive reports (including, without limitation, the annual business plan; annual appraisals; annual audited financial statements; quarterly reports; and monthly rent rolls, trial balances, leasing reports);

(vii)   rights to engage an advisor or other consultant to administer the rights and obligations of the Preferred Equity Interest Holders under the governance documents for the Preferred Equity Issuing Vehicle. The Preferred Equity Issuing Vehicle shall be responsible for the reasonable fees and expenses of the advisor in an amount not to exceed $200,000 per annum (and prorated for partial periods); provided however, that if any Default exists or during the existence of any other event which entitles the Preferred Equity Interest Holders to exercise rights of removal, the Preferred Equity Interest Holders shall be entitled to reimbursement of their legal fees and expenses and the fees and expenses of a financial advisor retained on their behalf (without regard to the foregoing cap); and

(viii)  other rights to be negotiated during the due diligence period.

Recourse:

Non-recourse to the Parent, except for standard carve outs (including bankruptcy/insolvency of Parent, WPG SPE and any intermediate holding entities between Parent and WPG SPE (collectively, “WPG Insolvency Events”).

Term:	Perpetual.

Early Prepayment:

Non-call for 1 year; then callable, in whole or in part, until the end of the 36th month from closing (provided that all accrued unpaid preferred return at the Coupon Rate and the PIK Rate, together with the Minimum Preferred Return, with respect to the portion of the Investment that is called for redemption is paid on the date such portion of the Investment is redeemed); then callable, in whole or in part, thereafter at par (including all accrued but unpaid preferred return on the portion of the Investment called for redemption at the Coupon Rate and the PIK Rate).

With respect to any portion of the Investment, the “Minimum Preferred Return,” on any date on which such portion of the Investment is called for redemption, or otherwise redeemed from Capital Event Distributions or Operating Distributions, shall equal the amount of preferred return at the Coupon Rate and the PIK Rate that would accrue on such portion of the Investment assuming that the entire amount thereof is outstanding for a period of 3 years commencing on the closing of the Investment (assuming that the return at the Coupon Rate is paid on a quarterly basis when due and that the return at the PIK Rate is only paid on the date on which such portion of the Investment is called for redemption or otherwise redeemed), less the amount of preferred return at the Coupon Rate that has actually been paid with respect to that portion of the Investment through (and including) the applicable redemption date.

Mandatory Preferred Distributions – Coupon Rate:

9.0% per annum paid quarterly in arrears. The preferred return accruing at this rate is referred to as the “Coupon Rate.” Preferred distributions at the Coupon Rate that are not paid on the scheduled payment date shall be cumulative, shall compound and bear a like preferred return.

Additional Preferred Return – PIK Rate:

5.75% per annum, compounded quarterly. The preferred return accruing at this rate is referred to as the “PIK Rate.” Preferred distributions at the PIK Rate on any portion of the Investment shall be payable when that portion of the Investment is called for redemption, actually redeemed or otherwise required to be redeemed pursuant hereto; as provided in the definition of “Minimum Release Amount” above; and otherwise in connection with the distribution of Capital Event Proceeds in accordance with clause (iv) of “Preferred Holder Rights” above.

Rights upon Failure to Redeem by Year 7 or Failure to Satisfy Year 5 Partial Redemption Requirement:

If the Investment (including all preferred return thereon at the Coupon Rate and the PIK Rate) is not redeemed in full by the Preferred Equity Issuing Vehicle on or before the seventh anniversary of the Investment, the Preferred Equity Interest Holders shall have rights to remove WPG SPE as the managing member of the Preferred Equity Issuing Vehicle; to appoint the board members of the REIT subsidiaries of the Joint Venture which the Preferred Equity Issuing Vehicle has the power to appoint; and to require the Preferred Equity Issuing Vehicle to exercise rights under the Joint Venture agreement to elect to force the sale of one or more Properties/REIT subsidiaries until the entire Investment (including accrued unpaid preferred return thereon at the Coupon Rate and the PIK Rate) has been redeemed in full.

In addition, if the Investment (including all preferred return thereon at the Coupon Rate and the PIK Rate) is not redeemed in full by the Preferred Equity Issuing Vehicle on or before the seventh anniversary of the Investment, or if at least twenty-five percent (25%) of the Investment (including all preferred return thereon at the Coupon Rate) is not redeemed in full by the Preferred Equity Issuing Vehicle on or before the fifth anniversary of the Investment, then, all Operating Distributions shall be paid to the Preferred Equity Interest Holders until the entire Investment (including accrued unpaid preferred return thereon at the Coupon Rate and the PIK Rate) has been redeemed in full; provided, however, any Operating Distributions received by the Preferred Equity Issuing Vehicle may be reinvested by WPG SPE on behalf of the Preferred Equity Issuing Vehicle into the Joint Ventures to pay for operational and/or capital expenses related to the Properties in the normal course. Redemption of at least twenty-five percent (25%) of the Investment (including all preferred return thereon at the Coupon Rate) by the Preferred Equity Issuing Vehicle on or before the fifth anniversary of the Investment is referred to herein as the “Year 5 Partial Redemption Requirement.”

Upon the redemption of the entire Investment (including accrued unpaid preferred return thereon at the Coupon Rate and the PIK Rate) in full, the Preferred Equity Interest Holders shall withdraw from the Preferred Equity Issuing Vehicle, and all governance rights would revert to WPG SPE.

Cash Flow Sweep; Capital Expenses:

All net proceeds to the Preferred Equity Issuing Vehicle from the Joint Venture, whether resulting from distributions from capital events for the sale of entire assets, special dividends, or other non-ordinary course distributions (in cash or in kind) (“Capital Event Distributions”) or from operating revenues (“Operating Distributions”), shall be applied in a manner consistent with the terms set forth herein.

The governance documents for the Preferred Equity Issuing Entity shall require the funding of reserves which shall include a capital expenditure reserve.

As to Capital Expenses (as defined below), within 30 days after the end of each calendar quarter, WPG SPE shall provide the Group with a reconciliation comparing (x) the total amount of cash spent on Capital Expenses (based on the percentage interest of the Preferred Equity Issuing Entity in the actual expenditures for Capital Expenses during the relevant quarter by the Joint Venture (and its subsidiaries) from sources other than the capital contributions of the partners in the Joint Venture) to (y) $1.875MM. Each quarterly reconciliation will show whether the Preferred Equity Issuing Vehicle’s allocated share of the actual cash spent by the Joint Venture and its subsidiaries was greater than $1.875MM (“Capital Surplus”) or less than $1.875MM for the quarter (“Capital Deficit”). In the event the cumulative sum of the Capital Deficit exceeds the cumulative sum of the Capital Surplus for the calendar year as of the date of determination, then a “Capital Shortfall” shall be deemed to exist in the amount of such excess. If a Capital Shortfall exists with respect to any calendar year, then, the Preferred Equity Issuing Vehicle shall reserve additional funds within the capital expenditure reserve (in excess of the amounts reserved with respect to any previous calendar year) equal to the Capital Shortfall for such calendar year until funds in the full amount of the Capital Shortfall for such calendar year have been deposited in the capital expenditure reserve. Until funds in the amount of the Capital Shortfall for such calendar year have been deposited in the capital expenditure reserve, a “Capital Expense Deficiency” shall be deemed to exist. The Capital Expense Deficiency can be reduced dollar-for-dollar by the Preferred Equity Issuing Vehicle’s allocated share of the Joint Venture’s annual cash spend in future years on Capital Expenses in excess of $7.5MM. The amounts maintained in such capital expenditure reserve shall be used solely for the purpose of enabling the Preferred Equity Issuing Vehicle to satisfy the obligations to fund capital contributions to the Joint Venture for purposes of funding Capital Expenses. “Capital Expenses” shall mean capital expenditures, redevelopment costs (but only within the current improvements “box”), tenant improvements, tenant allowances and leasing commissions.

WPG-SPE or its successor as the managing member of the Preferred Equity Issuing Vehicle shall have the discretion to apply Capital Event Distributions and Operating Distributions on a quarterly basis to the funding of Capital Expenses or deposits into the applicable capital expenditure reserve, or to distributions to the members of the Preferred Equity Issuing Vehicle (including the Preferred Equity Interest Holders), subject to the following:

(a)  All Capital Event Distributions shall be applied in a manner consistent with clause (iv) of “Preferred Holder Rights” herein.

(b)  Neither Capital Event Distributions nor Operating Distributions shall be applied in a manner inconsistent with “Rights upon Failure to Redeem by Year 7 or Failure to Satisfy Year 5 Partial Redemption Requirement” herein.

(c)  No distributions (whether of Capital Event Distributions or Operating Distributions) on account of common equity or any subordinate class of preferred equity shall be paid until any Protective Loans then outstanding shall have been paid in full and all accrued but unpaid preferred return at the Coupon Rate on the Investment has been paid.

(d)  No distributions (whether of Capital Event Distributions or Operating Distributions) on account of common equity or any subordinate class of preferred equity shall be paid during any period in which the Investment Yield (as hereinafter defined) has been less than 8.5% per annum during the most recent period of four (4) calendar quarters (subject to transition rules for the initial four (4) quarters). The “Investment Yield” will be reported at the end of each quarter, and will equal (i) the Preferred Equity Issuer’s share of the Joint Venture’s net operating income, calculated before capital expenses and in accordance with GAAP, in each case measured over the trailing four (4) quarters (subject to transition rules for the initial four (4) quarters) and with respect to Properties owned by the Joint Venture over the entire trailing four (4) quarter period (i.e., the net operating income attributable to any Property that was sold over the trailing four (4) quarter period shall be disregarded), divided by (ii) the sum of (A) the Preferred Equity Issuer’s share of the outstanding balances of the mortgage loans encumbering the Properties owned by the Joint Venture as of the end of the applicable reporting quarter, plus (B) the outstanding balance of the Investment plus accrued but unpaid preferred return on the Investment (inclusive of preferred return at the PIK Rate and any preferred return at the Coupon Rate that has not been paid in the quarter in which it is due) as of the end of such quarter.

(e)   No distributions (whether of Capital Event Distributions or Operating Distributions) on account of common equity or any subordinate class of preferred equity shall be paid at any time when any Capital Expense Deficiency shall exist or if the Year 5 Partial Redemption Requirement has not been satisfied.

(f)   No distributions of Operating Distributions shall be paid to the Preferred Equity Interest Holder on account of accrued but unpaid preferred return at the Coupon Rate or accrued but unpaid preferred return at the PIK Rate or in redemption of the Investment unless all Protective Loans, inclusive of interest thereon, have been paid in full.

(g)   No distributions of Capital Event Proceeds on account of common equity or any subordinate class of preferred equity shall be paid until the Investment has been fully redeemed and all accrued but unpaid preferred return thereon at the Coupon Rate and the PIK Rate has been paid.

(h)   No distributions of Operating Distributions shall be paid to the Preferred Equity Interest Holder on account of accrued but unpaid preferred return of the Coupon Rate at any time when the aggregate Deficiency Release Amount that remains unpaid exceeds $5,000,000.

(i)   Notwithstanding the foregoing, if the accrued preferred return at the Coupon Rate for any quarterly period is not paid on the Investment for two (2) or more consecutive quarterly periods or four (4) or more quarterly periods (whether or not consecutive), or if any event of default (to be defined in the definitive documents for the Preferred Equity Issuing Vehicle) exists, no distributions (whether of Capital Event Distributions or Operating Distributions) on account of common equity or any subordinate class of preferred equity shall be paid until the Investment has been fully redeemed and all accrued but unpaid preferred return thereon at the Coupon Rate and the PIK Rate has been paid.

Subject to the terms set forth herein (including without limitation the requirements applicable pursuant to subsections (a) through (i) above), distributions to the Preferred Equity Interest Holders of Operating Distributions as provided for in this “Cash Flow Sweep; Capital Expenses” section may be applied to pay accrued unpaid preferred return at the Coupon Rate; accrued unpaid preferred return at the PIK Rate; the Minimum Preferred Return, if applicable, with respect to any portion of the Investment to be redeemed in connection with such distribution; or any Deficiency Release Amount; or in partial or full redemption of the Investment in such order as WPG-SPE may elect in connection with such distribution.

Covenants and other terms & conditions:

Consistent with current market for investments of this type. Without limiting the foregoing:

(i)     WPG SPE will be responsible to fund all additional capital contributions that the Preferred Equity Issuing Vehicle is required to contribute to the Joint Venture, except for additional capital contributions to the Joint Venture required for Capital Expenses, for which the Preferred Equity Issuing Vehicle may use (to the extent thereof, and to the extent and in the order permitted hereunder) Operating Distributions or sums held in the capital reserve established for the Preferred Equity Issuing Vehicle, as a source for the funding thereof. The return of or on capital contributions made by WPG SPE shall not have a priority to or be on a parity with the preferred return on or return of the Investment;

(ii)     Transfer (including any pledge) by WPG of its direct or indirect interest in the Preferred Equity Issuing Vehicle (other than transfers comparable to those that are permitted under the Joint Venture agreement without the consent of O’Connor, provided that, after giving effect to such transfer, WPG SPE remains the holder of the common equity interest in and is the manager of the Preferred Equity Issuing Vehicle and is a bankruptcy remote single purpose entity) shall be prohibited until the entire Investment (including accrued unpaid preferred return thereon at the Coupon Rate and the PIK Rate) has been redeemed in full;

(iii)     In addition to the limitations in Exhibit D, limitations shall be included that limit leverage to current levels unless 100% of the Capital Event Proceeds distributable to the Preferred Equity Issuing Vehicle upon the incurrence of additional leverage are applied to redeem the Investment plus accrued but unpaid preferred return thereon at the Coupon Rate and the PIK Rate;

(iv)     WPG SPE shall be required to contribute to the Preferred Equity Issuing Vehicle an amount equal to all sums distributed to WPG and its affiliates (including, without limitation, WPG Management Associates, Inc.) from WPG-OC JV V LP (which owns certain development sites in Oklahoma City), which sums, upon the contribution thereof to the Preferred Equity Issuing Vehicle, shall be distributable (or otherwise available for disbursements by the Preferred Equity Issuing Vehicle) on the same terms that apply to Capital Event Proceeds.

Federal Income Tax Characterization and Structure

Solely for U.S. federal income tax purposes, all parties will agree to treat the payments made on the Investment as guaranteed payments for the use of capital within the meaning of Section 707(c) of the Internal Revenue Code of 1986 (the “Code”),  and the Treasury regulations thereunder, that are treated as interest for purposes of the portfolio interest exemption under Section 871(h) of the Code. Certain members of the Group will hold their share of the Investment through the Feeder Fund, which will be managed by WPG. The Feeder Fund will indemnify Parent for any withholding liabilities incurred by Parent with respect to payments made to the Feeder Fund relating to the Investment. Such indemnification obligation will be subject to customary carve-outs and exclusions.

Due Diligence:

Satisfactory completion of diligence on the existing WPG subsidiaries that participate in the Joint Venture, the Joint Venture (including the Joint Venture agreements, REIT subsidiary documents and Properties) and Parent (where applicable) including real estate, tax, ERISA, financial, mortgage financing, leasing, insurance, accounting, and legal matters.

Due Diligence Period:	30 days from the execution of this Non-Binding Proposal.

Anticipated Closing Date:

As soon as feasible following completion of diligence and negotiation of documentation satisfactory to the parties in their discretion. Closing conditions will include, without limitation, (i) the execution of applicable documentation for the formation and governance of the Preferred Equity Issuing Vehicle, (ii) the transfer to WPG SPE and contribution by WPG SPE to the Preferred Equity Issuing Vehicle of its 51% interest in the Joint Venture, (iii) the delivery of a consent and estoppel certificate from O’Connor, amendments to the Joint Venture agreements or other undertakings by O’Connor or its affiliates, in form and substance satisfactory to the Group (which shall include consent to the withdrawal of the existing WPG-affiliated entities from the Joint Ventures; consent to the admission of the Preferred Equity Issuing Vehicle; and consent to the exercise by the Preferred Equity Interest Holders of their rights under the Preferred Equity Issuing Vehicle’s governance documents, notwithstanding the provisions of the Joint Venture agreement (including provisions calling for the personal involvement of specific WPG officers); and the waiver, as against the Preferred Equity Interest Holder and their affiliates, of any claims based on non-compete provisions restricting ownership of competing malls within certain radii of the Properties), (iv) representations, warranties and certifications by WPG and its affiliates in form and substance satisfactory to the Group (including, without limitation, representations and warranties to the effect that entering into the transactions provided for in this term sheet will not violate the terms of the mortgage financing binding upon the Joint Venture or its subsidiaries), (v) delivery to the Group of consents or other documentation, in form and substance satisfactory to the Group, from the holders of indebtedness described on Exhibit F attached hereto providing the assurances set forth therein; and (vi) no default or event of default shall then exist on the part of WPG or its affiliates under the Joint Venture agreements and no default or event of default shall exist on the part of the Joint Venture or its subsidiaries under any mortgage loan or other material agreement. All approvals required to be obtained by the funds that are proposed to participate in the Preferred Equity Interest Holders for the conversion of their bonds into the Investment shall be obtained during the diligence period; there shall be no separate condition or contingency for such approvals.

Closing Costs:

Parent shall bear all expenses incurred by it or its subsidiaries (including all expenses of O’Connor or any lender or other third party) in connection with the negotiation or consummation of the Investment. All fees and expenses incurred by the Group and the Group’s advisors (including Morrison & Foerster LLP and Houlihan Lokey) in connection with the negotiation and consummation of the Investment shall be borne by Parent; the Group estimates the legal fees and expenses of Morrison & Foerster LLP that will be incurred in connection with the negotiation or consummation of the Investment from the date of this term sheet are $[__][3], and will provide Parent with an estimate of such legal fees prior to consummation of the Investment and keep Parent apprised of any material changes to such estimate from time to time. WPG understands and agrees that the estimated amount set forth above, or any supplemental estimated amount hereafter provided to WPG, is an estimate only and does not limit WPG’s obligations to pay the legal fees or other expenses incurred by the Group and Morrison & Foerster LLP in connection with the negotiation or consummation of the Investment. The Group has advised Parent that Houlihan Lokey’s fees include monthly fees of $150,000 per month, a single transaction fee of $4,000,000, and a $750,000 discretionary fee, payable by the Parent in the Group’s discretion.

Governing Law & Jurisdiction:

This Non-Binding Proposal shall be governed by New York Law. In the event of any dispute with respect to this Non-Binding Proposal, Parent and the Group will submit to the non-exclusive jurisdiction and venue of the federal and state courts located in the City and State of New York, New York County and shall waive any right to trial by jury. The Preferred Equity Issuing Entity shall be organized under the laws of the State of Delaware.

Confidentiality:

This Non-Binding Proposal, is delivered to Parent (and its advisors) on the condition that neither the existence of this Non-Binding Proposal, nor any of its contents, shall be disclosed except as may be compelled to be disclosed in a judicial or administrative proceeding or as otherwise required by law or, on a confidential and “need to know” basis, solely to Parent and its directors, officers, employees, partners, legal counsel and advisors.

3 NTD:  Estimated amounts are being worked on.

Non-binding / No Commitment:

This Non-Binding Proposal will be used solely for the purpose of evaluating the transaction contemplated by the terms set forth above. Prior to the execution of binding legal documentation, any party, each in its sole and absolute discretion, may terminate the discussion hereunder or related hereto at any time for any reason, or no reason. This Non-Binding Proposal does not constitute a commitment to provide or accept any financing or any other financing or otherwise create any implied or express legally binding or enforceable obligation on either party (or any of their respective affiliates, mutual funds or managed accounts) at law or in equity or otherwise to negotiate or enter into definitive documentation, negotiate in good faith or otherwise consummate the transaction described above or any other transactions. Prior to the execution of binding legal documentation, any party, in its sole and absolute discretion, may terminate discussions at any time for any reason, or no reason. Notwithstanding the foregoing, the obligations set forth in this “Non-Binding / No Commitment” section and the “Confidentiality” and “Governing Law /Jurisdiction” sections above are binding on the parties.

[END]

Should the terms and conditions of the proposal contained herein meet with your approval, please indicate your acceptance by executing in the space provided below and returning a signed copy of this Non-Binding Proposal to us by 5:00 PM EST on ________ [ ], 2020. If this Non-Binding Proposal is not so returned to us by such time, then this Non-Binding Proposal shall be deemed null and void ab initio, and shall be of no force or effect.

Very truly yours,

[GROUP]

By:
Name:
Title:

Agreed and Accepted by Parent:

WASHINGTON PRIME GROUP, INC.

By:
Name:
Title:

Exhibit A

Outline setting forth steps for reorganization of WPG’s interests in the O’Connor JV’s

(See separate enclosure)

Exhibit A

Outline setting forth steps for reorganization of WPG’s interests in the O’Connor JV’s

1.        WPG Management Associates, Inc. transfers its 100% interest in WPG OC-General Partner II, LLC (“GP II”) and its 100% interest in WPG Kahala Holdings LLC (“WPG Kahala”) to Washington Prime Group, L.P. (“OP”) in exchange for cash, OP units or a note in an amount equal to the agreed value of these interests. GP II’s assets consist of a 0.50% interest as general partner in each of WPG-OC JV IV, LP (“JV IV”) and WPG-OC JV VI, LP (“JV VI”). WPG Kahala’s assets consist of a 1% interest as general partner in WPG-OC JV VII LP (“JV VII”), the principal asset of which is a 20.525% interest in Kahala Center Company, the owner of the Kahala Center in Honolulu. The agreed value of these interests remain TBD.

2         OP forms a new bankruptcy remote single purpose entity (“Newco”) and contributes (i) its 100% interest in WPG OC GP, LLC (“GP”), (ii) its 99% limited partner interest in WPG-OC New Limited Partner, LP (“New LP”) and (iii) the 100% interests in GP II and WPG Kahala (both acquired in step 1 above) to Newco, in exchange for a $175MM preferred equity interest and the common/manager interest in Newco. GP owns a 51% interest in WPG-OC JV, LP (“JV I”) and the 1% general partner interest in New LP. New LP owns WPG-OC General Partner III, LLC (“GP III”), which owns 50.5% general partner interests in JV IV and JV VI. (GP III also owns a 50% general partner interest in JV VII, which indirectly owns a 20.525% limited partner interest in Kahala Center Company.) As noted above, GP II’s assets consist of a 0.50% interest as general partner in each of JV IV and JV VI.

3A.     OP forms a new bankruptcy remote single purpose entity (“WPG SPE”) and contributes its common/manager interest in Newco to WPG SPE.

3B:     OP forms a new bankruptcy remote single purpose entity under the laws of a foreign country TBD (“Feeder SPE”) and contributes to Feeder SPE a portion of the preferred equity interest in Newco (“Feeder SPE PE Portion”) equal to the value of the bonds held by the Group for foreign investors in exchange for a preferred equity interest in Feeder having terms that mirror the terms of the preferred equity interest in Newco. OP retains the balance of the preferred equity interest in Newco.

3C:     OP forms a new bankruptcy remote single purpose entity (“Feeder MM”) and contributes its common/manager interest in Feeder SPE to Feeder MM.

4.        Newco arranges for merger of GP with New LP, with GP as surviving entity. GP would then own the 51% interest in JV I and 100% of the interests in GP III, which owns the 50.5% interests in JV IV and JV VI (and the 50% general partner interest in JV VII).

5.        GP III then merges into GP. GP then owns the 51% interest in JV I and 50.5% interests in JV IV and JV VI (and the 50% general partner interest in JV VII).

6.        Newco further arranges for merger of GP with GP II, with GP as surviving entity. As noted above, GP II’s assets consist of a 0.50% interest as general partner in each of JV IV and JV VI. After the completion of this merger, GP would own 51% interests in each of JV I, JV IV and JV VI (and the 50% general partner interest in JV VII).

1

7.        Once the foregoing transactions come to rest, GP owns the 51% interests in each of JV I, JV IV and JV VI, and Newco owns GP and the 100% interest in WPG Kahala (and thus all of the value associated with the WPG interests in the assets that have been identified for this transaction). OP transfers the $175MM preferred equity interest in Newco (less Feeder SPE PE Portion) to domestic funds, in exchange for bonds having face amount of $XXXMM and agreed value of $175MM (less Feeder SPE Portion), and transfers the preferred equity interests in Feeder SPE (equivalent to the Feeder SPE PE Portion) to foreign funds in exchange for bonds having a face amount of $YYY and agreed value equal to the Feeder SPE PE Portion. In conjunction with this transaction, the organizational documents for GP (and, to the extent necessary, WPG Kahala) would be modified to make each a bankruptcy remote single purpose entity.

8.        After the completion of the foregoing steps, the domestic funds would own the preferred equity interest in Newco and the foreign funds would own the preferred equity interest in Feeder Fund, WPG SPE would own the common/manager interest in Newco, Newco would own GP as well as 100% of WPG Kahala, and GP would own 51% interests in each of JV I, JV IV and JV VI. OP would tender the bonds received in Step 7 for cancellation.

2

Exhibit B

Diagrams setting forth steps for reorganization of WPG’s interests in the O’Connor JV’s

(See separate enclosure)

MORRISON
FOERSTER

Exhibit B to Term Sheet

DRAFT FOR DISCUSSION PURPOSES/SUBJECT TO ONGOING REVIEW

SF4323735

Formation Steps

WPG, Inc.
Bond Issuer
Washington Prime Group, L.P.
100%
100%
Transfers these interests for agreed value.
WPG-OC General Partner, LLC
WPG Management Associates, Inc.
1% (GP)
100%
WPG Kahala Holdings LLC
WPG-OC New Limited Partner, LP
99% (LP)
100%
100%
WPG-OC General Partner III, LLC
WPG-OC General Partner II, LLC
(GP) 51%
WPG-OC JV, LP
0.5% (GP)
50.5% (GP)
0.5% (GP)
50.5% (GP)
WPG-OC JV IV, LP
WPG-OC JV VI LP
50.0% (GP)
1.0% (GP)
WPG-OC JV VII LP

DRAFT FOR DISCUSSION PURPOSES/SUBJECT TO ONGOING REVIEW

2

Formation Steps

WPG, Inc.
$175mm Preferred & common/manager interests
Washington Prime Group, L.P.
Bond Issuer
100%
100%
100%
NewCo
WPG-OC General Partner, LLC
WPG Management Associates, Inc.
WPG-OC General Partner II, LLC
1% (GP)
100%
WPG-OC New Limited Partner, LP
99% (LP)
WPG Kahala Holdings LLC
100%
WPG-OC General Partner III, LLC
(GP) 51%
WPG-OC JV, LP
0.5% (GP)
0.5% (GP)
50.5% (GP)
50.5% (GP)
WPG-OC JV IV, LP
WPG-OC JV VI LP
50.0% (GP)
1.0% (GP)
WPG-OC JV VII LP

DRAFT FOR DISCUSSION PURPOSES/SUBJECT TO ONGOING REVIEW

3

Formation Steps

Common/ manager interest
Contributes to Feeder MM
WPG, Inc.
Washington Prime Group, L.P.
Bond Issuer
Feeder MM
Feeder PE interest
$175mm Preferred
Common/manager interest
100%
Contributes to SPE
WPG Management Associates, Inc.
Feeder SPE
Contributes to Feeder SPE the Feeder SPE PE Portion
NewCo
WPG SPE
100%
100%
100%
WPG-OC General Partner, LLC
WPG-OC General Partner II, LLC
WPG Kahala Holdings LLC
1% (GP)
99% (LP)
WPG-OC New Limited Partner, LP
1.0% (GP)
100%
WPG-OC General Partner III, LLC
(GP) 51%
WPG-OC JV, LP
0.5% (GP)
50.5% (GP)
0.5% (GP)
50.5% (GP)
WPG-OC JV VI LP
50.0% (GP)
WPG-OC JV IV, LP
WPG-OC JV VII LP

DRAFT FOR DISCUSSION PURPOSES/SUBJECT TO ONGOING REVIEW

4

Formation Steps

WPG, Inc.
Washington Prime Group, L.P.
Bond Issuer
Feeder PE interest
Feeder SPE PE Portion of $175 MM Preferred
Feeder MM
$175mm Preferred (less Feeder SPE PE Portion)
100%
WPG SPE
100%
WPG Management Associates, Inc.
Common/ manager interest
Common/manager interest
Feeder SPE
NewCo
100%
100%
WPG Kahala Holdings LLC
Merger 3
100%
WPG-OC General Partner, LLC
WPG-OC General Partner II, LLC
1% (GP)
99% (LP)
Merger 1
WPG-OC New Limited Partner, LP
Merger 2
1.0% (GP)
100%
WPG-OC General Partner III, LLC
(GP) 51%
WPG-OC JV, LP
0.5% (GP)
50.5% (GP)
0.5% (GP)
50.5% (GP)
WPG-OC JV VI LP
50.0% (GP)
WPG-OC JV IV, LP
WPG-OC JV VII LP

Step 5: GP III then merges into GP (Merger 2).

Step 6: GP II then merges into GP (Merger 3).

DRAFT FOR DISCUSSION PURPOSES/SUBJECT TO ONGOING REVIEW

5

Formation Steps

Exchange $YYYmm Bonds
Foreign Funds
Feeder PE Interests (equivalent to Feeder SPE Portion of $175mm Preferred)
Exchange $XXXmm Bonds
Domestic Funds
Bond Issuer
$175mm Preferred less Feeder SPE PE Portion
WPG, Inc.
Feeder MM
100%
Feeder PE interests
Washington Prime Group, L.P.
Feeder SPE PE Portion of $175 MM Preferred
Feeder SPE
WPG SPE
100%
100%
WPG Management Associates, Inc.
Common/manager interest
NewCo
100%
100%
WPG Kahala Holdings LLC
WPG-OC General Partner, LLC
1.0% (GP)
(GP) 51%
50.0% (GP)
51.0% (GP)
WPG-OC JV VII LP
WPG-OC JV, LP
51.0% (GP)
WPG-OC JV VI LP
WPG-OC JV IV, LP

DRAFT FOR DISCUSSION PURPOSES/SUBJECT TO ONGOING REVIEW

6

Formation Steps

Foreign Funds
Feeder PE Interest equivalent to Feeder SPE PE Portion
Feeder MM
100%
WPG, Inc.
$XXX mm and $YYY mm Bonds Tendered for Cancellation
Common/ manager interest
Washington Prime Group, L.P.
Bond Issuer
100%
100%
Domestic Funds
Feeder SPE
WPG SPE
WPG Management Associates, Inc.
$175mm Preferred less Feeder SPE PE Portion
Feeder SPE PE Portion
Common/manager interest
NewCo
100%
100%
WPG-OC General Partner, LLC
WPG Kahala Holdings LLC
1.0% (GP)
(GP) 51%
51.0% (GP)
50.0% (GP)
51.0% (GP)
WPG-OC JV, LP
WPG-OC JV VII LP
WPG-OC JV VI LP
WPG-OC JV IV, LP

Resulting structure/Step 8: OP tenders the bonds for cancellation.

DRAFT FOR DISCUSSION PURPOSES/SUBJECT TO ONGOING REVIEW

7

Exhibit C

The Properties

Name of Asset	Location
Mall at Johnson City	Johnson City, TN
Pearlridge Center	Aiea, HI
Polaris Fashion Place	Columbus, OH
Scottsdale Quarter	Scottsdale, AZ
Town Center Crossing & Plaza	Leawood, KS
Arbor Hills	Ann Arbor, MI
Gateway Center	Austin, TX
Oklahoma City Properties	Oklahoma City, OK
Palms Crossing	McAllen, TX
Shops at Arbor Walk	Austin, TX
The Arboretum	Austin, TX
Malibu Lumber Yard	Malibu, CA
Kahala Center	Honolulu, Hawaii (20.525% interest)

Exhibit D

Financing Parameters

The financing parameters shall include the following:

1.

Rights of the Joint Venture to refinance the existing balances of the loans that will mature in 2021 (whether with mortgage financing, mezzanine financing, unsecured financing, or otherwise) without regard to limits based on LTV, DSCR or similar metrics;

2.

Rights of the Joint Venture to finance the Core Property Interests (whether with mortgage financing, mezzanine financing, unsecured financing, or otherwise) in an amount not greater than what would be available based on a 70% LTV metric; provided, however, for the avoidance of doubt, no LTV or similar financial restrictions shall apply to any mortgage financings with respect to non-Core Properties;

3.

With respect to all Properties, limits that prohibit financings that include restrictions on the exercise of the Preferred Equity Interest Holders’ rights or remedies, that involve unhedged interest rate exposure, that involve recourse obligations of parties other than the applicable Property owner/borrower except for guaranties of customary non-recourse exceptions or that involve other non-payment features to be agreed upon in connection with the negotiation of the definitive documents for the Preferred Equity Issuing Vehicle.

Exhibit E

Allocation Schedule

Name of Asset	Location	Portion of Investment Allocable to this Property Interest
Mall at Johnson City	Johnson City, TN	$100,000
Pearlridge Center	Aiea, HI	$50,000,000
Polaris Fashion Place	Columbus, OH	$28,000,000
Scottsdale Quarter	Scottsdale, AZ	$29,000,000
Town Center Crossing & Plaza	Leawood, KS	$52,000,000
Arbor Hills	Ann Arbor, MI	$100,000
Gateway Center	Austin, TX	$100,000
Oklahoma City Properties	Oklahoma City, OK	$4,500,000
Palms Crossing	McAllen, TX	$7,000,000
Shops at Arbor Walk	Austin, TX	$4,000,000
The Arboretum	Austin, TX	$100,000
Malibu Lumber Yard	Malibu, CA	$100,000
Kahala Center	Honolulu, Hawaii (20.525% interest)	$0